UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 10th, 2020

SEEDO CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-208814	47-2847446
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

c/o David E. Price, Esq.

#3 Bethesda Metro Center – Suite 700

Bethesda, MD 20814

(Address of principal executive offices and Zip Code)

(800) 608-6432

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

ITEM 7.01 REGULATION FD DISCLOSURE

On September 10th, 2020, 4, 2020, the Board of Directors appointed Mr. Zvi Or-Bach to the Company’s Scientific Board.

Mr. Or-Bach, is a world recognized expert in monolithic 3D technologies with over 100 patents in the space, the chairman of the 3D of IEEE S3S Conference, and is active as an invited speaker and tutorial instructor in the US, Korea, and Japan, and the author of the Monolithic 3D book chapter in Chips 2020 Vol II.

At the IEEE S3S 2017 Or-Bach published a landmark paper titled: “A 1,000x Improvement in Computer Systems by Bridging the Processor Memory Gap” that leverages innovative monolithic 3D integration while using existing transistor and fab process.

Or-Bach has extensive management experience including being CEO and in charge of R&D, sales, marketing, business development and other corporate functions for over 40 years. Or-Bach has been an active board member of technology companies for over 20 years, and it was his vision which led to the invention of the first Structured ASIC architecture, the first single via programmable array, and the first laser-based system for one-day Gate Array customization.

Prior to founding and running MonolithIC 3D since 2009, Or-Bach founded eASIC in 1999 and served as its CEO for six years. eASIC was funded by leading investors such as Vinod Khosla and KPCB, in three successive rounds. Under Or-Bach's leadership, eASIC won the prestigious EETimes' 2005 ACE Award for Ultimate Product of the year in the Logic and Programmable Logic category and the Innovator of the Year Award and was selected by EE Times to be part of the “Disruptors—The people, products and technologies that are changing the way we live, work and play.” eASIC was acquired by Intel.

Earlier, Or-Bach founded Chip Express in 1989 (acquired by Gigoptix) and served as the company's president and CEO for almost 10 years, bringing the company to $40M revenue and recognition for four consecutive years as a high-tech Fast 50 Company.

Zvi Or-Bach received his BSc degree (1975) cum laude in electrical engineering from the Technion – Israel Institute of Technology, and MSc (1979) with distinction in computer science, from the Weizmann Institute, Israel. He holds over 200 issued patents, primarily in the field of 3D integrated circuits and semi-custom chip architectures.

Item 9.01 Exhibits

(d) Exhibits.

10.1	Board Resolution appointing Zvi Or-Bach

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10th, 2020

SEEDO CORP.

/s/ David Grossman
By:	David Grossman, Director, CEO

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